Property, plant and equipment, net (Tables)	9 Months Ended
Sep. 30, 2021
Property, plant and equipment, net
Schedule of property, plant and equipment

	9/30/2021	12/31/2020

	(€ in thousands)
Land, buildings and leasehold improvements	18,202	18,698
Plant and machinery	4,513	3,982
Other facilities, factory and office equipment	837	1,039
Assets under construction and prepayments made	58	55
Total	23,610	23,774
Thereof pledged assets of Property, Plant and Equipment	12,369	13,069